UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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Applied Micro Circuits Corporation

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INVITATION TO 2005 ANNUAL MEETING OF STOCKHOLDERS

DATE: Tuesday, August 23, 2005

TIME: 10:00 a.m.

PLACE: AMCC Corporate Headquarters

6290 Sequence Drive, San Diego, CA 92121

July 11, 2005

Dear Stockholders:

Please join me at our Annual Meeting on August 23, 2005, where we will ask you to elect our Board of Directors, approve an amendment to our employee stock purchase plan and vote on the ratification of the selection of our auditors.

In addition to the formal items of business, at our Annual Meeting I will review the major Company developments over the past year and share with you plans for our future. You will have the opportunity to ask questions and express your views to the senior management of your Company. Members of the Board of Directors will also be present.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. You can vote your shares using the Internet or a toll-free telephone number, or by completing and returning the enclosed proxy card by mail. Instructions on each of these voting methods are outlined in the Proxy Statement. Please vote as soon as possible.

Sincerely yours,

KAMBIZ HOOSHMAND
President and Chief Executive Officer

APPLIED MICRO CIRCUITS CORPORATION

6290 SEQUENCE DRIVE

SAN DIEGO, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2005

To the Stockholders of Applied Micro Circuits Corporation:

The annual meeting of stockholders of Applied Micro Circuits Corporation will be held at the principal executive offices of the Company located at 6290 Sequence Drive, San Diego, California on Tuesday, August 23, 2005, at 10:00 a.m., local time, for the following purposes:

1.	To elect eight directors;

2.     To approve an amendment to the 1998 Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 8,000,000 shares.

3.     To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 31, 2006; and

4.     To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

The record date for the annual meeting is June 27, 2005. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

Jeffery A. Blazevich Secretary

San Diego, California

July 11, 2005

IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR VOTE OVER THE TELEPHONE OR THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

THANK YOU FOR ACTING PROMPTLY.

APPLIED MICRO CIRCUITS CORPORATION

6290 SEQUENCE DRIVE

SAN DIEGO, CA 92121

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2005

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Applied Micro Circuits Corporation (sometimes referred to as the “Company” or “AMCC”) sent you this proxy statement and the enclosed proxy card because its Board of Directors is soliciting your proxy to vote at the 2005 annual meeting of stockholders. You are invited to attend the annual meeting, and we request that you vote on the proposals described in this proxy statement. You do not need to attend the meeting to vote your shares. You may simply complete, sign and return your proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about July 11, 2005 to all stockholders entitled to vote at the annual meeting.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of eight directors;

•	Amendment of the 1998 Employee Stock Purchase Plan to increase the aggregate number of shares available under the plan by 8,000,000 shares;

•	Ratification of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending March 31, 2006.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on June 27, 2005 will be entitled to vote at the annual meeting. On this record date, there were 305,402,361 shares of common stock outstanding and entitled to vote.

Am I a stockholder of record?

If on June 27, 2005 your shares were registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC, then you are a stockholder of record.

What if my AMCC shares are not registered directly in my name but are held in street name?

If on June 27, 2005 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

If I am a stockholder of record of AMCC shares, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. The procedures for voting are fairly simple:

•	To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.

•	To vote by proxy, simply complete, sign and date your proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial the toll-free phone number listed on your proxy card under the heading “Vote by Phone” using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on August 22, 2005 to be counted.

•	To vote on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from your proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on August 22, 2005 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

No matter which procedure you choose, in the election of directors, you may either vote “For” all the nominees to the Board of Directors or you may withhold your vote from any nominee you specify. For Proposal 2, Proposal 3 and any other matter to be voted on at the meeting, you may vote “For” or “Against” or abstain from voting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

If I am a beneficial owner of AMCC shares, how do I vote?

If you are a beneficial owner of shares held in street name, you should have received a proxy card and voting instructions with these proxy materials from the organization that is the record owner of your shares rather than from AMCC. Simply complete and mail that proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by that organization. To vote in person at the annual meeting, you must obtain a valid proxy from that organization. To request the requisite proxy form, follow the instructions from your broker included with these proxy materials or contact your broker.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and with respect to proposals other than the election of directors “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the presence of a quorum and the vote total for each proposal and will have the same effect as “Against” votes. A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal.

How many votes are needed to approve each proposal?

•	For the election of directors, the eight nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected.

•	To be approved, Proposal 2 and Proposal 3 must receive a “For” vote from the majority of the shares present at the meeting or represented by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock of the Company that you owned as of June 27, 2005.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are present at the meeting or represented by proxy. On the record date, there were 305,402,361 shares outstanding and entitled to vote. Thus 152,701,181 shares must be present at the meeting or represented by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the meeting. If there is no quorum, a majority of the votes present at the meeting or represented by proxy may adjourn the meeting to another date.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all eight nominees for director, “For” the amendment to the 1998 Employee Stock Purchase Plan and “For” the ratification of Ernst & Young LLP as independent auditors of the Company. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to the Secretary of the Company (Attn: Corporate Secretary, Applied Micro Circuits Corporation, 6290 Sequence Drive, San Diego, CA 92121).

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy. Remember that if you are a beneficial owner of AMCC shares and wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of fiscal 2006, which ends September 30, 2005.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 13, 2006, to the Secretary of the Company (Attn: Corporate Secretary, Applied Micro Circuits Corporation, 6290 Sequence Drive, San Diego, CA 92121). Stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials for next year’s annual meeting must do so after April 25, 2006 but not later than May 25, 2006. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

PRINCIPAL HOLDERS OF COMMON STOCK

The following table sets forth the only persons who, to the knowledge of the Company, owned beneficially as of June 1, 2005, more than 5% of the outstanding shares of common stock:

Name and Address	Number of Shares	Percent of Total(1)
Capital Group International, Inc.(2)	37,914,227	12.4%
11100 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025-3384

FMR Corp.(3)	16,332,545	5.4%
82 Devonshire Street
Boston, MA 02109

1.	Applicable percentages are based on 305,431,146 shares of common stock outstanding on June 1, 2005.
2.	According to a Schedule 13G filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2005 by Capital Group International, Inc. (“CGII”), CGII is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over these securities. The wholly owned subsidiaries of CGII which acquired these securities are (i) Capital Guardian Trust Company, (ii) Capital International Limited, (iii) Capital International S.A., (iv) Capital International Research and Management, Inc. dba Capital International, Inc.
3.	According to a Form 13F filed with the SEC on May 18, 2005 by FMR Corp., funds managed by Fidelity Management & Research Company, Fidelity Management Trust Company and FMR Co., Inc. hold investment power and, in some cases, voting power over these securities.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table shows the beneficial ownership, reported to the Company as of June 1, 2005, of AMCC common stock, including shares as to which a right to acquire ownership exists (by the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 (the “1934 Act”), of each director, each person to serve as the Chief Executive Officer during fiscal 2005 and the four other most highly compensated executive officers of the Company during fiscal 2005 and all directors and executive officers of the Company, as a group.

Name(1)	Number of Shares(2)	Percent of Total(3)
David M. Rickey(4)	8,015,418	2.6%
Roger A. Smullen, Sr.(5)	2,866,907	*
Ramakrishna R. Sudireddy(6)	2,660,428	*
Franklin P. Johnson, Jr.(7)	1,916,932	*
Thomas L. Tullie(8)	1,717,025	*
Arthur B. Stabenow(9)	568,426	*
Harvey P. White(10)	422,500	*
L. Wayne Price(11)	262,500	*
Faye Pairman(12)	248,934	*
Cesar Cesaratto(13)	214,167	*
Brian F. Wilkie(14)	57,083	*
David B. Wright(15)	16,667	*
Julie H. Sullivan(16)	10,417	*
Murray A. Goldman(17)	2,083	*
Kambiz Y. Hooshmand(18)	—	*
All executive officers and directors as a group (20 persons)(19)	20,559,681	6.4%

*	Less than one percent.
(1)	The address for the executive officers and directors of the Company is: c/o Applied Micro Circuits Corporation, 6290 Sequence Drive, San Diego, CA 92121.
(2)	The persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.
(3)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are exercisable within 60 days after June 1, 2005 are deemed outstanding. Such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Applicable percentages are based on 305,431,146 shares of common stock outstanding on June 1, 2005.
(4)	Mr. Rickey served as Chairman of the Board, President and Chief Executive Officer of the Company until March 20, 2005. Includes 101,460 shares of common stock owned by the David Rickey Trust and 7,727,500 shares of common stock issuable upon the exercise of vested options that are exercisable within 60 days of June 1, 2005.
(5)	Includes 546,885 shares of common stock issuable upon the exercise of vested options that are exercisable within 60 days of June 1, 2005.
(6)	Mr. Sudireddy’s employment by the Company terminated on March 31, 2005. Includes 1,621,838 shares of common stock issuable upon the exercise of vested options that are exercisable within 60 days of June 1, 2005.
(7)	Includes 561,328 shares of common stock owned by the Johnson Revocable Trust and 712,500 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.
(8)	Mr. Tullie’s employment by the Company terminated on June 17, 2005. Includes 1,454,393 shares of common stock issuable upon the exercise of vested options that are exercisable within 60 days of June 1, 2005.
(9)	Includes 312,500 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.

(10)	Includes 412,500 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.
(11)	Includes 262,500 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.
(12)	Includes 248,934 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005
(13)	Includes 214,167 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.
(14)	Includes 57,083 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.
(15)	Includes 16,667 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.
(16)	Includes 10,417 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.
(17)	Dr. Goldman was elected to the Board of Directors on June 9, 2005 and was granted stock options upon his election. Includes 2,083 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.
(18)	Mr. Hooshmand became President and Chief Executive Officer of the Company on March 21, 2005.
(19)	Includes 15,037,358 shares issuable upon the exercise of options that are exercisable within 60 days of June 1, 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended March 31, 2005, all Section 16(a) filing requirements applicable to its reporting persons were timely made except that Mr. Johnson inadvertently failed to file a Form 5 relating to the gift of shares by his spouse into their family’s revocable trust.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of ten directors. Two of the current directors, Franklin P. Johnson, Jr. and L. Wayne Price are not standing for re-election, and their terms will end at the annual meeting. Effective at the annual meeting, the number of directors will become eight pursuant to a resolution adopted by the Board of Directors in accordance with the Company’s Bylaws and Certificate of Incorporation, and the stockholders will elect eight directors at the annual meeting. Nominees proposed for election as directors are listed below. Directors will hold office until the next annual meeting. Each of the nominees is now a member of the Board of Directors. Four of the nominees were elected by the stockholders at the last annual meeting. Mr. Wright, Dr. Sullivan, Mr. Hooshmand and Dr. Goldman were elected by the Board of Directors since the last annual meeting.

Directors are elected by a plurality of the votes properly cast in person or by proxy. The eight nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee selected by the Governance and Nominating Committee of the Board of Directors. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

THE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

The following information was provided by the nominees:

CESAR CESARATTO Chairman of the Board

Age:	57

Director Since:	2002

Principal Occupation:	Development of start-up technology companies since May 2001

Recent Business Experience:	Various executive positions with Nortel Networks Corporation spanning component and product development, operations, sales and marketing (from 1970 to May 2001). His most recent position was President Wireless Systems for Europe Middle East and Africa.

Other Directorships:	Gennum Corporation

Committee Memberships:	Chairman of the Governance and Nominating Committee, Member of the Compensation Committee

ROGER A. SMULLEN, SR. Vice Chairman

Age:	69

Director Since:	1982

Principal Occupation:	Vice Chairman of the Board of Directors since August 2000

Recent Business Experience:	Chairman of the Board of the Company (October 1982 to August 2000); Acting Vice President, Operations of the Company (August 1997 to October 1997); Chief Executive Officer of the Company (April 1983 to April 1987). Co-founder of National Semiconductor Corporation (1967).

MURRAY A. GOLDMAN, PH. D.

Age:	67

Director Since:	2005

Principal Occupation:	Chairman of the Board, Transmeta Corporation since November 1998

Recent Business Experience:	Chief Executive Officer of Transmeta (October 2001 to April 2002), business advisor to Transmeta (March 1997 to November 1998), various executive positions with Motorola (from July 1969 to January 1997). His most recent position at Motorola was Executive Vice President, Office of the President, Semiconductor Products Sector.

Other Directorships:	Pericom Semiconductor Corporation, Three Five Systems, Inc. and Transmeta Corporation

Committee Memberships:	Member of the Compensation Committee

KAMBIZ Y. HOOSHMAND

Age:	43

Director Since:	2005

Principal Occupation:	President and Chief Executive Officer of the Company since March 2005

Recent Business Experience:	Various executive positions with Cisco Systems spanning Multi-Service Switching, DSL, Carrier Core and Multi-Service, and Optical and Broadband Transport business units (April 1996 to March 2005). His most recent position at Cisco was Vice President and General Manager of Cisco’s Optical and Broadband Transport Technology group.

ARTHUR B. STABENOW

Age:	67

Director Since:	1988

Principal Occupation:	Retired

Recent Business Experience:	Chairman, President and Chief Executive Officer of Micro Linear Corporation (April 1986 to January 1999).

Other Directorships:	Zoran, Inc.

Committee Memberships:	Chairman of the Compensation Committee, Member of the Audit Committee and the Governance and Nominating Committee

JULIE H. SULLIVAN, PH. D.

Age:	47

Director Since:	2005

Principal Occupation:	Provost and Vice President for Academic Affairs at University of San Diego since July 2005

Recent Business Experience:	Professor at the University of California, San Diego, Rady School of Management (July 2003 to July 2005), Interim Dean and Senior Associate Dean at the University of North Carolina at Chapel Hill, Kenan-Flagler Business School (July 1998 to June 2003).

Committee Memberships:	Member of the Audit Committee

HARVEY P. WHITE

Age:	71

Director Since:	1999

Principal Occupation:	Owner and Principal of (SHW)2 Enterprises, a business development and consulting firm since June 2004

Recent Business Experience:	Chairman and Chief Executive Officer of Leap Wireless International (September 1998 to June 2004). Leap Wireless International filed a voluntary petition for reorganization under federal bankruptcy laws in April 2003. Co-Founder of Qualcomm Incorporated (1985) and President of Qualcomm (May 1992 to June 1998).

Other Directorships:	Motive, Inc. and ViaSat Inc.

Committee Memberships:	Chairman of the Audit Committee (as of the annual meeting), member of the Governance and Nominating Committee (as of the annual meeting)

DAVID B. WRIGHT

Age:	56

Director Since:	2004

Principal Occupation:	Executive Vice President, office of the CEO, Strategic Alliances and Global Accounts, for EMC[2] Corporation, a provider of products, services and solutions for information storage and management, since August 2004

Recent Business Experience:	Executive Vice President and President of EMC[2]’s Legato Systems Division (October 2003 to August 2004). President and Chief Executive Officer, Legato Systems, Inc. (October 2000 to October 2003), various executive sales and executive management positions at Amdahl Corporation (1986 to 2000). His most recent position at Amdahl was President and Chief Executive Officer.

Other Directorships:	VA Software and Aspect Communications

Committee Memberships:	Member of the Compensation Committee

PROPOSAL 2

AMENDMENT TO 1998 EMPLOYEE STOCK PURCHASE PLAN

In 1998, the Board adopted and the stockholders approved the Company’s 1998 Employee Stock Purchase Plan (“Purchase Plan”). In August 2000, the Board recommended and the stockholders approved an increase in the number of shares of common stock authorized for issuance under the Purchase Plan to a total of 11,200,000 shares.

In April 2005, the Board amended the Purchase Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Purchase Plan to a total of 19,200,000 shares. The Board believes that the adoption of this proposal is in the best interests of the Company and its stockholders to ensure that the Company can continue to grant purchase rights at levels determined appropriate by the Board.

The Purchase Plan is intended to enable the Company to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, and to promote the success of the Company’s business. The Company believes that the Purchase Plan also increases stockholder value by further aligning the interests of its employees with the interests of the Company’s stockholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board believes that the Company’s long term success is dependent upon the ability of the Company to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company.

During fiscal 2005, shares of common stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Kambiz Y. Hooshmand 0 shares, David M. Rickey 7,013 shares ($2.919), Thomas L. Tullie 7,332 shares ($2.9255), Ramakrishna R. Sudireddy 0 shares, Faye Pairman 0 shares, Brian F. Wilkie 0 shares, all current executive officers as a group 40,777 shares ($2.934), and all employees (excluding executive officers) as a group 2,435,157 shares ($2.936).

As of March 31, 2005, an aggregate of 7,948,257 shares of common stock had been purchased under the Purchase Plan and 3,251,743 shares of common stock remained available for future purchase under the Purchase Plan. The Board believes that an increase to the share reserve under the Purchase Plan is necessary in order to continue operation of the Purchase Plan and avoid any potential accounting expense that would may occur in the event that (i) the share reserve would not be sufficient to cover the purchase rights of employees over a an ongoing two year offering period under the Purchase Plan and (ii) the Board approves a share increase (when such share increase has not yet been approved by the stockholders) and when such increase is intended to be used for the ongoing offering.

Stockholders are requested to approve the amendment to the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether this proposal has been approved.

THE BOARD OF DIRECTORS

RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

The essential features of the Purchase Plan are outlined below:

PURPOSE

The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase shares of common stock through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the approximately 750 employees of the Company and its subsidiaries are eligible to participate in the Purchase Plan. Directors who are not employees are not eligible.

The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code.

ADMINISTRATION

The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the purchase rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Purchase Plan, including, but not limited to, the power to determine when and how rights to purchase common stock will be granted, the provisions of each offering of such purchase rights (which need not be identical), and whether employees of any subsidiary of the Company will be eligible to participate in the Purchase Plan.

The Board has the power to delegate administration of the Purchase Plan to a committee. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the “Board” refers to the Compensation Committee and to the Board.

STOCK SUBJECT TO PURCHASE PLAN

Subject to approval of this proposal, an aggregate of 19,200,000 shares of Common Stock are reserved for issuance under the Purchase Plan. If purchase rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the Purchase Plan.

OFFERINGS

The Purchase Plan is implemented by offerings of purchase rights to all eligible employees from time to time by the Board. Currently, the Purchase Plan, provides that each offering shall be 24 months long and is divided into four shorter “purchase periods” each approximately six months long. If the fair market value of the shares on the last day of any purchase period (a “Purchase Date”) during an offering (other than the last Purchase Date of such offering) is less than the fair market value of the shares on the first business day of such offering (an “Offering Date”), then every participant in that offering is (i) automatically withdrawn from the offering at the close of such Purchase Date and after acquisition of shares for such purchase period and (ii) automatically enrolled in a new offering commencing on the first business day subsequent to such purchase period.

ELIGIBILITY

Any person who is customarily employed at least 20 hours per week and more than five months per calendar year by the Company (or by any subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering. Officers of the Company who are “highly compensated” as defined in the Internal Revenue Code are eligible to participate in the Purchase Plan.

However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee’s right to purchase stock may accrue at a rate that exceeds $25,000 worth of common stock (determined at the fair market value of the shares at the time such purchase rights are granted) under all employee stock purchase plans of the Company and its parent and subsidiary corporations in any calendar year. In addition to the preceding limitation, under the current offering no employee may purchase more than 4,000 shares of common stock on any purchase date.

PARTICIPATION IN THE PURCHASE PLAN

Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, a subscription agreement authorizing payroll deductions of up to 20% of such employees’ compensation (as defined in the Purchase Plan) during the purchase period.

PURCHASE PRICE

The purchase price per share at which shares of common stock are purchased pursuant to an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of common stock on the Offering Date or (ii) 85% of the fair market value of a share of common stock on the Purchase Date; provided, however, that in the event (A) the Company’s stockholders approve an increase in the shares available for issuance under the Purchase Plan and (B) all or a portion of such additional shares are to be issued with respect to one or more offerings that are underway at the time of such stockholder approval (“Additional Shares”), and (C) the fair market value of the common stock on the date of such approval (the “Approval Date Fair Market Value”) is higher than the fair market value on the Offering Date for any such offering, then in such instance the purchase price with respect to the Additional Shares shall be 85% of the Approval Date Fair Market Value or the fair market value of the common stock on the Purchase Date, whichever is lower.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

The funds used to purchase shares of common stock on each Purchase Date are accumulated through payroll deductions during the course of each purchase period of an offering. A participant may discontinue his or her payroll deductions and withdraw from an offering by giving written notice to the Company or his or her intent to withdraw at least five business days prior to each Purchase Date (withdrawal is discussed more fully below). A participant may increase or decrease payroll deductions on only one occasion during any purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

PURCHASE OF STOCK

An eligible employee may elect to participate in the Purchase Plan by executing a subscription agreement and delivering it to the Company prior to the Offering Date. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of purchase rights granted in the offering would exceed the maximum aggregate number of shares of common stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.

WITHDRAWAL

A participant may withdraw from a given offering by delivering to the Company a written notice of withdrawal from the Purchase Plan in the form provided by the Company. Such withdrawal may be elected at any time up to five business days prior to each Purchase Date.

Upon any withdrawal from an offering by the participant, the Company will distribute to the participant his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the participant’s behalf during such offering, and such participant’s interest in the offering will be automatically terminated. The former participant is not entitled to again participate in that offering. However, a participant’s withdrawal from an offering will not have any effect upon such participant’s eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

If a participant terminates employment or otherwise becomes ineligible to participate in the Purchase Plan for any reason, including retirement or death, such employee’s payroll contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under the Purchase Plan, and his or her purchase rights will be automatically terminated.

RESTRICTIONS ON TRANSFER

Neither contributions credited to a participant’s account nor any rights under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or pursuant to a written designation of beneficiary effective upon the death of the participant).

ADJUSTMENT PROVISIONS

In the event of any change in shares of common stock subject to the Purchase Plan resulting from a transaction not involving receipt of consideration by the Company (such as a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock), the number of shares of common stock which are available for issuance under the Purchase Plan and the number of shares of common stock covered by each purchase right under the Purchase Plan, as well as the price per share of common stock covered by each such purchase right under the Purchase Plan which has not been exercised shall be proportionally adjusted to reflect such change in accordance with the provisions of the Purchase Plan.

EFFECT OF CERTAIN CORPORATE TRANSACTIONS

In the event of the proposed dissolution or liquidation of the Company, the offering then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering then in progress by setting a new Purchase Date (the “New Purchase Date”). If the Board shortens the offering then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, each participant’s option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the offering.

DURATION, AMENDMENT AND TERMINATION

The Board may terminate or amend the Purchase Plan at any time and for any reason. Unless terminated earlier, the Purchase Plan will terminate on May 19, 2018.

Except as provided in certain corporate transactions as described above, no such termination may affect options previously granted, provided that an offering may be terminated by the Board on a Purchase Date if the Board determines that the termination of the Purchase Plan is in the best interests of the Company and the stockholders or if continuation of an offering would cause the Company to incur adverse accounting charges resulting from a change in the generally accepted accounting rules applicable to such plans. Except as provided in certain corporate transactions as described above, no amendment may make any change in any option theretofore granted which adversely affects the purchase rights of any participant. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if (i) the amendment is necessary for the Purchase Plan to satisfy Sections 423 of the Internal Revenue Code or other applicable laws and regulations or (ii) to the extent such approval is required in order to comply with the requirements of Rule 16b-3 under the 1934 Act.

Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the offering and purchase periods, limit the frequency or number of changes in the amount withheld during an offering, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the Purchase Plan.

FEDERAL INCOME TAX INFORMATION

Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Internal Revenue Code.

A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering over the exercise price (determined as of the beginning of the offering) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of purchase rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information regarding the Company’s equity compensation plans in effect as of March 31, 2005:

Plan Category	Number of shares to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities in column (a)) (c)
Equity compensation plans approved by stockholders(1)	27,704,813	$6.60	19,841,217
Equity compensation plans not approved by stockholders(2)	33,973,122	6.55	31,694,200

Total(3)	61,677,935	6.58	51,535,417

(1)	Includes 5,727,677 shares available for future issuance under the Purchase Plan.
(2)	Issued under the Company’s 2000 Equity Incentive Plan and the 1998 Stock Incentive Plan (assumed in acquisition of Cimaron Communications Corporation) and the 1997 and 1999 Stock Option Plans (assumed in acquisition of JNI Corporation). See the plan descriptions following.
(3)	Excludes options assumed through acquisitions in which the Company did not assume the related equity plan; at March 31, 2005, such options to purchase 5,035,122 shares were outstanding with a weighted-average exercise price of $6.64 per share.

Equity Compensation Plans Not Approved by Stockholders

In March 2000, the Company adopted the 2000 Equity Incentive Plan. The Company has reserved a total of 62,000,000 shares for the grant of nonstatutory stock options to employees, directors and consultants and affiliates under this plan. At March 31, 2005, 33,922,064 shares were outstanding and 26,084,888 shares were available for future grant under the 2000 Equity Incentive Plan.

In connection with the acquisition of Cimaron Communications Corporation in March 1999, the Company assumed options and other stock awards granted under Cimaron’s 1998 Stock Incentive Plan covering 7,470,456 shares of common stock. The terms of the plan provide for the grant of nonstatutory stock options, restricted stock, or other stock based awards to employees, officers, directors, consultants, and advisors. At March 31, 2005, 21,153 shares were outstanding and 3,355,535 shares were available for future grant under the 1998 Stock Incentive Plan.

In connection with the acquisition of JNI Corporation in October 2003, the Company assumed options granted under JNI’s 1997 and 1999 Stock Option Plans covering 2,318,297 million shares of common stock and the 1,778,606 shares remaining available for future grant under these plans were added to the share reserve under the Company’s 1992 Stock Option Plan, a stockholder approved plan. At March 31, 2005, 29,905 shares were outstanding under the JNI plans and 2,253,777 shares were available for future grant under the Company’s 1992 Stock Option Plan from the assumed JNI plans.

The Board of Directors or a committee thereof determines eligibility, vesting schedules and exercise prices for options granted under the plans. Options and other stock awards under the plans and other options granted or assumed without obtaining approval of the Company’s security holders expire not more than ten years from the date of grant and are either exercisable immediately after the date of grant and subject to certain repurchase rights by the Company until such ownership rights have vested, or exercisable upon vesting. Vesting generally occurs over four years. Options are granted at prices at least equal to fair value of our common stock on the date of grant. None of these plans was required to be approved by the Company’s stockholders at the time the plan was implemented and were therefore never submitted to stockholders for approval.

CORPORATE GOVERNANCE

AMCC has long upheld a set of basic beliefs to guide its actions, including the belief that business should be conducted with the highest standards of ethical behavior. This belief governs our interaction with our customers, suppliers, employees and investors.

The Company is committed to continuously improve its governance process to meet and exceed all regulatory requirements. The following corporate governance profile highlights some of the initiatives undertaken by the Board of Directors:

Independent Directors

•	At least two-thirds of the Board members must meet the Company’s and Nasdaq’s independence standards. All of the directors are independent under these standards except for Kambiz Y. Hooshmand and Roger A. Smullen who are employed by the Company.

•	The independent directors regularly meet in executive session to discuss matters of interest to them without management present.

Independent Chairman of the Board

•	The Chairman of the Board is an independent director. The Chairman coordinates, develops the agenda for, and moderates Board meetings, and acts as a liaison between the independent directors and management on sensitive issues, coordinates the independent directors’ annual evaluation of the performance of the Chief Executive Officer and provides the evaluation to the Compensation Committee in connection with its annual evaluation of the officer’s performance, provides recommendations as to the membership of the various Board Committees, as well as selection of the Committee Chairs; and retains such counsel or consultants as the Chairman of the Board deems necessary to perform his or her responsibilities.

Governance and Nominating Committee

•	The Governance and Nominating Committee has adopted a charter that can be found in the Investor Relations section of the Company’s corporate Web site, http://www.amcc.com, under Corporate Governance.

•	In accordance with its charter, the Governance and Nominating Committee establishes effective corporate governance processes, including oversight of the appointment of new directors, Board committee structure and membership, Board compensation and Chief Executive Officer succession planning.

•	Every Governance and Nominating Committee member is an independent director under Nasdaq listing standards.

Compensation Committee

•	The charter of the Compensation Committee can be found in the Investor Relations section of the Company’s corporate Web site, http://www.amcc.com, under Corporate Governance.

•	In accordance with its charter, the Compensation Committee reviews and approves all executive compensation matters.

•	Every Compensation Committee member is an independent director under Nasdaq listing standards.

Audit Committee

•	The Audit Committee has established policies that comply with the corporate reform laws for auditor independence.

•	The Audit Committee charter is attached as Appendix A to this proxy statement and can also be found in the Investor Relations section of the Company’s corporate Web site, http://www.amcc.com, under Corporate Governance.

•	The Board of Directors has determined that each of the current members of the Audit Committee qualifies as an “audit committee financial expert” in accordance with applicable SEC rules and that each is independent under Nasdaq listing standards.

•	The Audit Committee has adopted a policy and procedures for the pre-approval of all audit and non-audit services to be rendered by the Company’s independent auditors, Ernst & Young LLP. Under the policy, the Audit Committee generally pre-approves specified services in defined categories up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the pre-approval of services to the Chairman who is required to report each pre-approval to the full Audit Committee no later than its next meeting.

•	Ernst & Young LLP, the Company’s independent auditors, report directly to the Audit Committee, which meets at least quarterly with the auditors without management present.

Corporate Governance Guidelines

•	The Board has adopted a set of Guidelines that cover a broad range of corporate governance issues including director qualification and responsibility. The Guidelines can be found in the Investor Relations section of the Company’s corporate Web site, http://www.amcc.com, under Corporate Governance.

Code of Business Conduct and Ethics

•	The Board has also adopted a Code of Business Conduct and Ethics for the Company that all directors, executive officers and employees must review and abide by.

•	The Code of Business Conduct and Ethics includes policies on regulatory compliance, conflicts of interest and confidentiality.

•	The Code of Business Conduct and Ethics can be found in the Investor Relations section of the Company’s corporate Web site, http://www.amcc.com, under Corporate Governance.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Security holders wishing to communicate with the Board of Directors may send a written communication addressed to the Secretary at AMCC’s principal executive offices. Communications also may be sent by e-mail to the following address: board@amcc.com. The Secretary will promptly forward the communication to the Board. This policy is contained in the Guidelines that can be found in the Investor Relations section of the Company’s corporate Web site, http://www.amcc.com, under Corporate Governance.

In addition, the Company has a formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meeting of Shareholders. Board members are invited and are expected to attend the annual meetings of the Company’s stockholders. This policy is contained in the Guidelines that can be found in the Investor Relations section of the Company’s corporate Web site, http://www.amcc.com, under Corporate Governance. All of the directors who were members of the Board at the time attended the 2004 annual meeting.

GOVERNANCE AND NOMINATING COMMITTEE EVALUATION OF BOARD NOMINEES

The Company’s Bylaws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Stockholders. The Governance and Nominating Committee will consider director candidates recommended by AMCC stockholders. Stockholders who wish to recommend individuals for consideration by the Governance and Nominating Committee to become nominees for election to the Board at an annual meeting of stockholders may do so by delivering at least 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for its last annual meeting of stockholders a written recommendation to the Governance and Nominating Committee c/o the Secretary at AMCC’s principal executive offices. Each submission must set forth:

•	the name and address of each AMCC stockholder on whose behalf the submission is made;

•	the number of AMCC shares that are owned beneficially by such stockholder;

•	the full name of the proposed candidate;

•	a description of the proposed candidate’s business experience for at least the previous five years;

•	complete biographical information for the proposed candidate; and

•	a description of the proposed candidate’s qualifications as a director.

Each submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.

To date, the Company has not received any recommendations from stockholders requesting that the Governance and Nominating Committee consider a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement.

The Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including the highest personal and professional integrity and values, an inquiring and independent mind, practical wisdom and mature judgment. In evaluating director nominees, the Governance and Nominating Committee considers the following factors:

•	recognized achievement and reputation;

•	an ability to contribute to some aspect of AMCC’s activities, and;

•	the willingness to make the commitment of time and effort required of an AMCC director.

The Governance and Nominating Committee’s goal is to assemble a Board of Directors with the skills and characteristics that taken together will assure a strong Board with experience and expertise in corporate governance.

The Governance and Nominating Committee is responsible for reviewing periodically with the Board, including the Chief Executive Officer, the appropriate skills and characteristics required of new Board members in the context of the current makeup of the Board.

Other than the foregoing there are no stated minimum criteria for director nominees, although the Governance and Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Governance and Nominating Committee does, however, believe it appropriate for at least one, and, preferably, several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that two thirds of the members of the Board meet independent director standards. The Governance and Nominating Committee also believes it is appropriate for certain key members of the Company’s management to participate as members of the Board.

The Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in the service of if the Governance and Nominating Committee decides not to re-nominate a member for re-election, the Governance and Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Governance and Nominating Committee then uses its network of contacts to compile a list of candidates, but may also engage, if it deems appropriate, a professional search firm.

BOARD MEETINGS AND ATTENDANCE

Board Meetings in Fiscal 2005:  24

Board Committees:  Three standing committees: Audit, Compensation, Governance and Nominating

Total Committee Meetings in Fiscal 2005:  33

Fiscal 2005 Attendance:  Each current Board member attended 75% or more of the meetings of the Board and the committees on which he served, held during the period for which he was a director or committee member.

BOARD COMMITTEES

Name of Committee and Members	Principal Functions of the Committee		Meetings in fiscal 2005
Audit Franklin P. Johnson, Jr., Chairman Arthur B. Stabenow Julie H. Sullivan (since February 2005) Harvey P. White (Chairman as of the annual meeting)	•	Has direct responsibility for the appointment, evaluation, compensation, retention and oversight of the work of the Company’s outside auditors. The Company’s outside auditors report directly to the Committee, and the Committee’s responsibilities include: the resolution of disagreements between management and the outside auditors regarding financial reporting and the pre-approval of all audit and non-audit services provided by the Company’s outside auditors.	13

	•	Receives periodic reports from the auditors and management regarding the auditors’ independence and other matters. Recommends appropriate action to ensure the auditors’ independence.

	•	Reviews with management and the independent auditors the Company’s quarterly and annual financial statements and other financial disclosures, the adequacy of internal controls and major issues regarding accounting principles and practices.

	•	Reviews and approves the scope of the audit at the outset and reviews the performance of the independent auditors and any audit problems or difficulties encountered.

Compensation Arthur B. Stabenow, Chairman Cesar Cesaratto L. Wayne Price David B. Wright (since November 2004) Murray A. Goldman (since June 2005)	•	Approves remuneration arrangements for all of the Company’s executive officers, including base salaries, salary increases, incentive compensation plans and awards. Reviews the reasonableness and appropriateness of all such compensation.	13

	•	Adopts and oversees the administration of incentive compensation and executive stock plans and determines awards granted to executive officers and employees under such plans.

	•	Advises the Board on the reasonableness and appropriateness of executive compensation plans and levels, generally, including whether these effectively serve the interests of the Company and its stockholders by creating appropriate incentives for high levels of individual and Company performance.

	•	Has authority to engage an executive compensation consultant and other advisors.

Name of Committee and Members	Principal Functions of the Committee		Meetings in fiscal 2005

Governance & Nominating Cesar Cesaratto, Chairman Franklin P. Johnson, Jr. Arthur B. Stabenow Harvey P. White (as of the annual meeting)	•	Makes recommendations to the Board regarding the composition of the Board and its Committees, including size and qualifications for membership.	7
	•	Recommends candidates for election to the Board at the annual meeting.

	•	Advises the Board on appropriate compensation for outside directors.

	•	Advises the Board on corporate governance matters.

	•	Has sole authority to engage a search firm to identify director candidates.

	•	Evaluates the performance of the members of the Board of Directors.

	•	Evaluates the effectiveness of the meetings of the Board, including agendas, meeting materials, meeting structure and organization, schedule of meetings and minutes.

REPORT OF THE COMPENSATION COMMITTEE*

The Compensation Committee of the Board has responsibility for administering and approving all elements of compensation for executive officers of the Company. It also grants options to executive officers under the Company’s equity incentive plans and it administers the Company’s employee stock option and employee stock purchase plans. The Committee has direct responsibility to review and approve the corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the CEO’s performance in light of these goals and objectives, and determines and approves the CEO’s compensation level based on the evaluation. The Committee’s charter reflects these various responsibilities, and the Committee and the Board periodically review and revise the charter.

The Board determines the Committee’s membership. All members of the committee are independent in accordance with Nasdaq listing standards. The Committee meets at scheduled times during the year, and it may also meet telephonically if a need arises, and it may consider and take action by written consent. The Committee Chairman reports on Committee actions and recommendations at Board meetings. Executive officers who are also directors are not present during voting or deliberations involving their own compensation.

General Compensation Philosophy

Under the supervision of the Compensation Committee, the Company’s compensation policy is designed to attract, motivate and retain qualified key executives. It is the objective of the Company to reward its executives for advancing business strategies and aligning Company interests with those of the shareholders. Each executive’s compensation is dependent upon the Company’s performance as well as upon the executive’s individual performance. Accordingly, executive officer compensation packages are comprised of three elements: (i) base salary, (ii) variable bonus payable in cash if earned, and (iii) equity awards All elements of executive compensation are reviewed at least annually to ensure they are comparable with similarly situated executives at peer companies and meet the current strategies and needs of the Company.

The principal factors that were taken into account by the Compensation Committee to establish each of the three primary components of the compensation package provided to the executive officers are described below.

Base Salary

In setting executive officer base salaries, the Compensation Committee considers a number of factors, including benchmark data from nationally recognized surveys of similar high-technology companies that compete with the Company for executive officers. The Compensation Committee reviews proxy data on executive compensation for peer companies that include semiconductor and computer component companies operating in similar markets. In addition, the Compensation Committee evaluates corporate performance relative to competitors and the success of the Company in meeting its financial objectives when determining executive base salaries. Annually, each executive officer’s base salary is reviewed on the basis of the individual’s qualifications and relevant experience, their contribution and performance for the prior year, and the compensation levels of executives at similar high-technology companies. The Compensation Committee currently uses the 62 1/2 percentile of the surveyed group for comparison purposes when setting salaries. Base salary is generally reviewed once each year, but is not necessarily adjusted every year.

Variable Bonus

The executive variable bonus plan is based on the achievement of certain financial performance measures of the Company, including revenue- and operating income-based measures. A pre-determined formula, which takes

*	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 (the “1933 Act”) or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

into account operating profitability against the annual plan approved by the Board, is used to determine the bonus pool. The individual executive officer’s share of the bonus pool is based upon an individual bonus target for each executive position that was established as a result of survey and proxy benchmarking data from peer companies. The Compensation Committee currently uses the 62 1/2 percentile of the surveyed group for comparison purposes when setting bonus targets. The Compensation Committee also takes into consideration each officer’s performance during the prior fiscal year when determining variable bonus awards. No executives have been awarded a variable bonus since fiscal 2001.

Equity Awards

The goal of the Company’s long-term, equity awards is to align the interests of executive officers and employees with stockholders of the Company. Equity awards are intended to focus the attention of the executive officer on the Company’s long-term performance and to motivate them to maximize stockholder value.

The Compensation Committee determines the appropriate equity award to executive officers based on the individual’s position and responsibilities with the Company, his or her performance and contribution since the last equity award, and market grant practices among peer high-technology companies. Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share. In fiscal year 2005, 20% of the total annual stock option grant to each executive officer was awarded at a premium price of 110% of the fair market value of the Company’s common stock at the time of grant. The options typically vest in periodic installments over a four-year period contingent upon the executive officer’s continued employment with the Company. Accordingly, the options will provide a return to the executive officer only if he or she remains in the Company’s service so the options can vest, and then only if the market price of the common stock appreciates over the option’s premium price during the option term. Beginning in fiscal 2006, at least 33% of the annual stock awards granted to each executive officer will have exercise prices set at 110% premium of the fair market value of the common stock at the date of grant or have other performance-based characteristics. The Compensation Committee will continue to monitor the equity program carefully and seek to introduce additional compensation practices to promote long-term performance-based focus in its executive officers.

Compensation for David M. Rickey

David M. Rickey served as the Company’s Chief Executive Officer from February 1996 to March 2005. In March 2005, Mr. Rickey and the Company entered into an employment transition and retirement agreement. Under the terms of the employment transition and retirement agreement, Mr. Rickey agreed to resign as Chairman, President and Chief Executive Officer and as a member of the AMCC Board of Directors effective as of March 20, 2005 and to assist the Company with the transition to a new Chief Executive Officer until August 25, 2005.

Under the terms of the employment transition and retirement agreement, Mr. Rickey continues to receive his base salary of $425,000 and to vest in his previously granted stock options until August 25, 2005. Mr. Rickey also continues to receive his standard Company benefits until August 25, 2005, at which time, he can participate in the Company’s Post-Termination Medical Insurance Program. Mr. Rickey can continue to participate in this medical insurance program until the earlier of the date that he receives a comparable medical insurance program from another employer, or Mr. Rickey’s 65th birthday. AMCC will reimburse Mr. Rickey for the cost of his participation in the medical insurance program until the earlier of the date he no longer is eligible for the program, or 18 months from August 25, 2005.

Compensation for Kambiz Y. Hooshmand

In March 2005, Kambiz Y. Hooshmand was named the Company’s President and Chief Executive Officer effective March 21, 2005. Mr. Hooshmand was also elected to the Company’s Board of Directors. The material terms of Mr. Hooshmand’s compensation package are as follows:

Base Salary:    Mr. Hooshmand will receive an annual base salary of $400,000 and will serve on the Company’s Board of Directors without any additional compensation.

Cash Incentive:    For fiscal year 2006 Mr. Hooshmand will receive a $300,000 gross bonus payable at the close of the fiscal year. In subsequent fiscal years, Mr. Hooshmand will be eligible for a bonus of up to 75% of his base salary dependent on the achievement of corporate and personal objectives to be set annually by the Compensation Committee.

Long Term Incentive:    On March 21, 2005 Mr. Hooshmand received an option to purchase 2,200,000 shares of the Company’s common stock with an exercise price of $3.21 and an option to purchase 550,000 shares with an exercise price of $3.53 for his role as Chief Executive Officer and President. These options vest as to 25% of the grant upon his completion of one year of service and the remaining 75% of the grant vest 1/48th each month thereafter. Mr. Hooshmand does not receive any additional stock option awards for his participation on the Company’s Board of Directors. On June 2, 2005, Mr. Hooshmand received a performance-based option to purchase 250,000 shares of the Company’s common stock with an exercise price of $2.98. These options become 100% vested and exercisable only upon the achievement of certain revenue and operating income objectives agreed upon with the Compensation Committee.

Severance Benefits:    If the Company terminates Mr. Hooshmand without cause or Mr. Hooshmand voluntarily resigns his employment for good reason, the Company will pay him a separation payment equal to 18 months base salary and a pro-rated portion of a $300,000 bonus. He will also be provided with certain medical and dental benefits for one year after his termination date. In addition, Mr. Hooshmand’s unvested stock options other than the performance-based option to purchase 250,000 shares will immediately vest as if he had completed an additional 24 months of service with the Company and the options will be exercisable for 24 months after the date of termination (but not beyond the expiration of the options’ respective maximum terms).

Tax Deductibility

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and four most highly compensated executive officers unless such compensation meets the requirements for the “performance based compensation.” As the cash compensation paid by the Company to each of its executives is expected to be below $1 million and the Compensation Committee believes that options granted under the Company’s 1992 Stock Option Plan to such officers will meet the requirements for qualifying as performance based compensation, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executives. It is the Compensation Committee’s policy to qualify to the extent reasonable its executive officer compensation for deductibility under applicable tax law. However, the Company may, from time to time, pay compensation to its officers that may not be deductible.

Arthur B. Stabenow, Chairman

Cesar Cesaratto

Murray A. Goldman (since June 2005)

L. Wayne Price

David B. Wright (since November 2004)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As noted above, the Company’s Compensation Committee consists of Messrs. Stabenow, Cesaratto, Goldman, Price and Wright. None of these directors has at any time been an officer of the Company or any subsidiary of the Company. During the last fiscal year, no interlocking relationship existed between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

REPORT OF THE AUDIT COMMITTEE*

The Audit Committee is comprised solely of independent directors, in accordance with Nasdaq listing standards and it operates under a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The purpose of the Audit Committee, as more fully described in its charter, is the general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting principles, and design of internal controls and disclosure controls and procedures to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, the Company’s independent Registered Public Accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent auditor, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditors. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements. In addition, the independent auditor represented that, its presentations included the matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Company’s independent auditor also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent auditor that firm’s independence.

In reliance on the Audit Committee’s reviews and discussions with management and the independent auditor, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the year ended March 31, 2005.

Franklin P. Johnson, Jr., Chairman

Arthur B. Stabenow

Julie H. Sullivan (since February 2005)

Harvey P. White

*	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2006 and has further directed the Company to submit the selection of independent auditors for ratification by the stockholders at the annual meeting. Ernst & Young LLP has audited the Company’s financial statements since its inception in 1980. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether this proposal has been approved.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

AUDIT AND OTHER FEES

The following tables set forth the aggregate fees billed by Ernst & Young LLP for the services indicated for the fiscal year ended March 31:

	2005	2004
Audit	$606,900	$224,500
Audit Related	89,042	104,392
Tax	50,868	121,275
All Other	—	—

Total	$746,810	$450,167

Audit Fees.    Audit fees include the audit of the Company’s financial statements including the audit of our internal control over financial reporting for the fiscal year and the review of the Company’s interim financial statements.

Audit Related Fees.    Audit related fees included fees for among other things, accounting consultations, acquisition-related work and statutory required audits in certain locations outside the United States where the Company has operations.

Tax Fees.    Tax fees consist of tax preparation services for employees on foreign assignment, technical tax advise on U.S. and international tax matters, assistance with foreign income tax return preparation, transfer pricing analysis, assistance with local tax authority documentation and reporting requirements for tax compliance purposes, consultation regarding tax implications of acquisitions and assistance with tax audit defense matters.

All Other Fees.    There were no other fees billed by Ernst & Young LLP.

All fees described above were approved by the Audit Committee. The Audit Committee has determined the rendering of the tax consulting services by Ernst & Young LLP is compatible with maintaining the auditor’s independence.

COMPENSATION OF DIRECTORS

Directors’ compensation is only paid to non-employee directors.

Board of Directors Annual Retainer:  $12,000

Chairman of the Board Annual Retainer:  $24,000

Committee Chairman Annual Retainer:  $12,000

Committee Member Annual Retainer:  $8,000

Meeting fees:  $2,000 per Board of Directors meeting attended, $500 per telephonic Board of Directors meeting. $1,000 per Committee meeting attended, $500 per telephonic Committee meeting.

Expenses:  Reasonable travel-related expenses are reimbursed for attendance at Board and Committee Meetings.

Aggregate Directors Compensation:  In the fiscal year ended March 31, 2005, the total compensation paid to all non-employee directors as a group was $349,665.

Stock Options:  Each person who becomes a non-employee director of the Company is granted a stock option to purchase 75,000 shares of common stock on the date on which the optionee first becomes a non-employee director. The exercise price of each stock option granted is equal to the fair market value of one share of common stock on the date of grant. Options granted become exercisable or “vest” in 36 equal monthly installments following the date of grant.

On April 1 of each year, each non-employee director is granted an option to purchase 50,000 shares of common stock if on such date, he or she has served on the Company’s Board for at least six months. The Chairman of the Board is granted an additional option to purchase 10,000 shares of common stock on April 1 of each year. The exercise price of each stock option granted is equal to the fair market value of one share of common stock on the date of grant. Options granted become exercisable or “vest” in 12 equal monthly installments following the date of grant.

In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company’s assets, a merger or consolidation in which the Company is not the surviving corporation, or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, the Company will give to the director either a reasonable time within which to exercise the option, including shares as to which the option would not be otherwise exercisable, prior to the effectiveness of such event after which the option will terminate, or the right to exercise the option, including shares as to which the option would not be otherwise exercisable (or a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the compensation awarded or paid to, or earned by, each individual who served as the Company’s Chief Executive Officer during fiscal 2005 and its other four most highly compensated individuals who served as executive officers during fiscal year 2005 (the “Named Executive Officers”), and the compensation received by each officer in the prior two fiscal years:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation				Other Annual Compensation ($)		Long-Term Compensation Awards		All Other Compensation ($)(2)
								Securities Underlying Options/ SARs(#)

		Salary ($)(1)		Bonus ($)
Kambiz Y. Hooshmand	2005	13,849	(3)	—		—		2,750,000		—
President and Chief Executive Officer

David M. Rickey	2005	423,063		—		—		—		2,000
Former Chairman of the Board,	2004	350,000		—		54,128	(5)	560,000		4,851
President and Chief Executive Officer(4)	2003	391,500		—		—		8,000,000	(6)	5,005

Thomas L. Tullie	2005	392,321	(8)	—		—		415,000		—
Chief Operating Officer(7)	2004	294,336	(9)	—		—		130,000		—
	2003	267,926	(10)	—		—		750,000	(11)	—

Ramakrishna R Sudireddy	2005	271,339		—		—		65,000		2,000
Senior Vice President, Engineering(12)	2004	234,000		—		—		200,000		1,730
	2003	234,000		—		—		1,000,000	(13)	2,000

Faye Pairman	2005	244,604		—		—		75,000		—
Senior Vice President and
General Manager, Storage Business

Brian F. Wilkie	2005	157,889		90,000	(14)	—		235,000		2,000
Vice President and General Manager, Embedded
Products Group

(1)	Includes the officers’ pre-tax contributions to the AMCC 401(k) Plan.
(2)	Includes the Company’s matching contributions under the AMCC 401(k) Plan and annual premiums paid by the Company on a term life insurance policy.
(3)	Reflects salary paid from March 21, 2005. Mr. Hooshmand’s annual salary is $400,000.
(4)	Mr. Rickey resigned from all positions effective March 20, 2005. He will remain a non-executive employee of the Company until August 25, 2005.
(5)	Includes Company provided transportation of $54,128.
(6)	Includes replacement options to purchase 5,200,000 shares of common stock that were granted on May 28, 2002 in exchange for the prior cancellation of existing options for the same number of shares in connection with the Company’s stock option exchange program.
(7)	Mr. Tullie’s employment terminated effective June 17, 2005.
(8)	Includes commissions earned by Mr. Tullie in the amount of $104,382.
(9)	Includes commissions earned by Mr. Tullie in the amount of $94,336.
(10)	Includes commissions earned by Mr. Tullie in the amount of $67,926.

(11)	Includes replacement options to purchase 650,000 shares of common stock that were granted on May 28, 2002 in exchange for the prior cancellation of existing options for the same number of shares in connection with the Company’s stock option exchange program.
(12)	Mr. Sudireddy’s employment terminated effective March 31, 2005.
(13)	Includes replacement options to purchase 700,000 shares of common stock that were granted on May 28, 2002 in exchange for the prior cancellation of existing options for the same number of shares in connection with the Company’s stock option exchange program.
(14)	Includes fixed bonus per employment agreement.

OPTION GRANTS IN LAST FISCAL YEAR

The following table shows information regarding options granted to the Named Executive Officers for fiscal 2005 and hypothetical gains on those options based on 5% or 10% annual compound stock price appreciation during the ten-year option term. All the grants were made under the Company’s 1992 Stock Option Plan. No stock appreciation rights were granted to any of the Named Executive Officers during fiscal 2005.

	Individual Grants
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)

Name					5% ($)	10% ($)
Kambiz Y. Hooshmand	2,200,000	17.1271	3.21	3/21/15	4,441,254	11,255,009
	550,000	4.2818	3.53	3/21/15	933,763	2,637,202

David M. Rickey	—	—	—	—	—	—

Thomas L. Tullie	200,000	1,5570	5.04	6/3/14	633,926	1,606,492
	50,000.3893		5,54	6/3/14	133,281	376,423
	100,000.7785		3.60	2/24/15	226,402	573,747
	26,000.2024		3.62	9/2/14	45,242	127,775
	39,000.3036		3.29	9/2/14	80,693	204,493

Ramakrishna R. Sudireddy	39,000.3036		3.29	9/2/14	80,693	204,493
	26,000.2024		3.62	9/2/14	45,242	127,775

Faye Pairman	10,000.0779		3.29	9/2/14	20,691	52,434
	15,000.1168		3.62	9/2/14	26,101	73,716
	50,000.3893		3.60	2/24/15	113,201	286,874

Brian F. Wilkie	160,000	1.2456	5.09	5/24/14	512,172	1,297,944
	50,000.3893		3.60	2/24/15	113,201	286,874
	15,000.1168		3.62	9/2/14	26,101	73,716
	10,000.0779		3.29	9/2/14	20,691	52,434

(1)	The 5% and 10% assumed annual rates of compounded stock price appreciation are prescribed by the rules and regulations of the SEC and do not represent the Company’s estimate or projection of the future trading prices of its common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from these option grants. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, the future performance of the Company, overall business and market conditions, and the optionee’s continued employment with the Company throughout the entire vesting period, which factors are not reflected in this table.
(2)	The exercise price may be paid in cash or in shares of common stock valued at the fair market value on the exercise date. Options may also be exercised, to the extent permissible under applicable law and Company policy, through a cashless exercise procedure pursuant to which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR END OPTION VALUES

The following table shows certain information regarding options exercised during fiscal 2005 and options held at March 31, 2005 by the Named Executive Officers. The Company had no stock appreciation rights outstanding during fiscal 2005.

Name	Options Exercised During Fiscal 2005		Options Held at Fiscal Year End
	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options Exercisable/Unexercisable (#)	Value of Unexercised In-the-Money Options Exercisable/Unexercisable ($)
Kambiz Y. Hooshmand	—	—	0/2,750,000	0/154,000
David M. Rickey	—	—	7,414,167/1,465,833	0/0
Thomas L. Tullie	—	—	1,226,370/493,230	60,337/0
Ramakrishna R. Sudireddy	—	—	1,681,571/0	0/0
Faye Pairman	274,193	953,816	122,905/561,411	383,868/1,535,477
Brian F. Wilkie	—	—	0/235,000	0/0

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

In December 2002, the Company entered into a three-year employment agreement with David M. Rickey. Under the terms of the employment agreement, the Company granted to Mr. Rickey options to purchase an aggregate of 3,000,000 shares of common stock at exercise prices equal to the fair market value of the common stock on the date of grant. The employment agreement provided that these options were intended to be the only options granted to Mr. Rickey by the Company during the term of the agreement. The employment agreement also set Mr. Rickey’s annual salary at $350,000 subject to annual review by the Compensation Committee of the Board of Directors. In April 2004, the Compensation Committee approved an increase in Mr. Rickey’s salary to $425,000 effective as of the beginning of fiscal 2005. The Company entered into an Employment Transition and Retirement Agreement (the “Transition Agreement”) with Mr. Rickey on March 9, 2005 pursuant to which the employment agreement was terminated. Under the terms of the Transition Agreement, Mr. Rickey will remain an employee of the Company until August 25, 2005 and assist the Company with the transition to a new Chief Executive Officer. The Company will continue to pay Mr. Rickey’s salary and provide him with benefits until August 25, 2005. After August 25, 2005, Mr. Rickey will be allowed to participate in the Company’s Post-Termination Medical Insurance Program until his 65th birthday (unless he receives a comparable medical insurance benefit from another employer before then). The Company will reimburse Mr. Rickey for the cost of such participation until February 25, 2007 (unless he receives a comparable medical insurance benefit from another employer before then). The Transition Agreement also contains a release of claims, including employment-related claims, by Mr. Rickey.

In March 2005, the Company entered into a letter agreement with Kambiz Y. Hooshmand, pursuant to which Mr. Hooshmand will serve as President and Chief Executive Officer of the Company. Under the agreement, Mr. Hooshmand will receive a base salary at an annual rate of $400,000. The agreement also provides that Mr. Hooshmand will be eligible to participate in any annual bonus program that the Compensation Committee may establish. His bonus will be targeted at 75% of his base salary. During the first year of his employment Mr. Hooshmand will receive a guaranteed bonus of $300,000, payable after the close of the Company’s fiscal 2006. Mr. Hooshmand was granted options to purchase 2,750,000 shares of the Company’s common stock. The options have a term of ten years and vest over a four-year period. Twenty percent of the 2,750,000 stock option grant was granted at a 10% premium to fair market value. The remaining 80% of the 2,750,000 options was priced at fair market value. Mr. Hooshmand was granted an additional stock option to purchase 250,000 shares in June 2005. The 250,000 option was priced at fair market value on the grant date and will vest and become exercisable only upon the achievement of revenue and operating income objectives. Mr. Hooshmand is eligible for the Company’s standard medical, dental and life insurance benefits, 401K plan and the Company’s deferred compensation plan. In addition, the Company will pay for a supplemental life insurance policy with a face value of $2 million for the benefit of Mr. Hooshmand’s beneficiary. The agreement also provides for the reimbursement of relocation and temporary living expenses (including tax reimbursement for any taxable income realized upon such reimbursement) along with other benefits commensurate with those offered to other executive officers of the Company. Pursuant to the agreement, if the Company terminates Mr. Hooshmand’s employment without cause or if Mr. Hooshmand terminates his employment for good reason, the Company will pay a separation payment equal to 18 months base salary, less applicable withholdings and deductions. The Company will also pay Mr. Hooshmand a pro rata portion of a $300,000 bonus. Also, Mr. Hooshmand’s 2,750,000 stock options will immediately vest as if he had completed an additional 24 months of service with the Company and will be exercisable for an additional 24 months after the date of termination (or, if earlier, on the original expiration date of such option). If Mr. Hooshmand’s employment is terminated by the Company or he resigns for good reason within 12 months following a change of control, he will also receive the foregoing severance benefits.

In March 2005, the Company entered into an Employment Agreement with Thomas L. Tullie. Under the terms of the Employment Agreement, Mr. Tullie received a base salary at an annual rate of $300,000 and his non-qualified stock options were amended to provide for their exercise for 24 months from the date of termination of employment (or, if earlier, until the original expiration date of such option). Mr. Tullie resigned effective as of June 17, 2005. On June 24, 2005, the Company entered into a Release of Claims Agreement with Mr. Tullie, pursuant to which he will receive a bonus of $300,000 and his stock options will immediately vest as if he had completed an additional 12 months of service with the Company. The Release of Claims Agreement also contains Mr. Tullie’s release of claims, including employment-related claims.

In May 2005, the Company entered into a Separation and Release of Claims Agreement with Ramakrishna Sudireddy. Mr. Sudireddy’s employment terminated on March 31, 2005. The agreement provides that the Company will pay Mr. Sudireddy $202,000, less applicable withholdings and deductions, and continue to provide him with medical benefits until June 30, 2005. The agreement also contains Mr. Sudireddy’s release of claims, including employment-related claims.

In March 2004, the Company entered into an Employment and Non-Solicitation Agreement with Faye Pairman as Senior Vice President of Storage. The agreement provides that Ms. Pairman will receive an annual base salary of $252,000. Pursuant to the agreement, if the Company terminates Ms. Pairman’s employment without cause or Ms. Pairman resigns with good reason, the Company will pay her a lump sum severance payment equal to 12 months base salary, reimburse her medical insurance premiums for 12 months after the termination of employment and give her 24 months vesting credit on the stock options previously granted by 3Ware and assumed by the Company when it acquired 3Ware provided Ms. Pairman abides by the surviving terms of her confidentiality agreements and executes a full general release in favor of the Company. If the Company terminates Ms. Pairman’s employment due to her disability or she dies while employed by the Company, she or her estate will receive 12 months vesting credit on the stock options assumed by the Company.

In May 2004, the Company entered into an Employment and Non-Solicitation Agreement with Brian Wilkie as Vice President and General Manager of Embedded Products. The agreement provides that Mr. Wilkie will receive an annual base salary of $190,000 and a quarterly bonus of $30,000 for the three-year term of the agreement. Pursuant to the agreement, if the Company terminates Mr. Wilkie’s employment without cause or Mr. Wilkie resigns with good reason, the Company will pay him a lump sum severance payment equal to the remaining quarterly bonus amounts that he would have received during the remainder of the term of the agreement provided Mr. Wilkie abides by the surviving terms of his confidentiality agreements and executes a full general release in favor of the Company.

The Company offers a deferred compensation plan to a select group of management or highly compensated employees of the Company to accumulate additional retirement income through a nonqualified deferred compensation plan. The deferred compensation plan enables employees to make a pre-tax elective deferral in excess of those permitted under the Company’s 401(k) Plan. The Named Executive Officers are eligible to participate in this plan. In accordance with the terms of the deferred compensation plan, in the case of a change in control, all participants’ accounts would be distributed in a lump sum payment as soon as administratively possible. Participants in the deferred compensation plan must elect how their funds will be distributed upon retirement or termination of employment prior to contributing to the plan.

In accordance with the terms of the Company’s stock option plans, if the Company enters into certain change-of-control transactions, any option granted to purchase shares of common stock shall vest and become immediately exercisable for the number of shares that would otherwise be vested and exercisable under the terms of the option one year after the date of the change-of-control transaction. This would apply to options granted to any of the Named Executive Officers. The Company’s stock option plans provide for a post-termination exercise period upon retirement or termination of employment.

CERTAIN TRANSACTIONS

During fiscal 2005, the Company chartered aircraft from a charter company for business travel purposes by Company personnel. Often times the particular aircraft that the Company chartered was owned by a company that Mr. Rickey controlled. In fiscal 2005, the Company paid approximately $194,211 to charter this particular aircraft. The Company believes these payments were equal to the charter fees that would have resulted from an arm’s length transaction. The Company has discontinued this practice.

The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested outside directors on the Board, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

PERFORMANCE GRAPH

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

The below graph compares the five-year cumulative total return for AMCC common stock with the comparable cumulative return of four indices. The graph assumes $100 invested on March 31, 2000, in AMCC common stock and $100 invested at that same time in each of the other indexes. The comparison assumes that all dividends are reinvested. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

	3/31/00	3/31/01	3/31/02	3/31/03	3/31/04	3/31/05
Applied Micro Circuits Corporation common stock	$100	$21.99	$10.66	$4.34	$7.61	$4.37
S&P 500 Total Return Index	100	78.35	78.66	59.19	80.09	85.48
Nasdaq National Market Total Return Index	100	40.03	40.34	29.61	43.71	44.00
Nasdaq Electronic Components Stocks Industry Index	100	31.29	33.21	19.15	33.40	26.71
Nasdaq Telecommunications Stocks Industry Index	100	35.09	19.00	14.05	19.05	20.91

*	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are AMCC stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you are holding a physical stock certificate, direct your written request to Computershare Investor Services, LLC, 2 N La Salle Street, Chicago, IL 60602, telephone number (312) 588-4143. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker or Computershare Investor Services.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Jeffery A. Blazevich
Secretary
July 11, 2005

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended March 31, 2005 is available without charge upon written request to: Investor Relations, Applied Micro Circuits Corporation, 6290 Sequence Drive, San Diego, California 92121 or available on line at www.amcc.com.

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

PURPOSE AND POLICY

The primary purpose of the Audit Committee (the “Committee”) shall be to act on behalf of the Board of Directors (the “Board”) of Applied Micro Circuits Corporation (the “Company”) in fulfilling the Board’s oversight responsibilities with respect to the Company’s corporate accounting and financial reporting processes, the systems of internal accounting and financial controls, and audits of financial statements, as well as the quality and integrity of the Company’s financial statements and reports and the qualifications, independence and performance of the registered public accounting firm or firms engaged as the Company’s independent outside auditors for the purpose of preparing an audit report or performing other audit services (the “Auditors”). The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.

The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication among the Committee, the Auditors and the Company’s financial management.

COMPOSITION

The Committee shall consist of at least three members of the Board of Directors. The members of the Committee shall satisfy the independence and financial literacy requirements of The Nasdaq Stock Market (“Nasdaq”) applicable to Committee members as in effect from time to time, when and as required by Nasdaq, as well as the independence requirements set forth in Exhibit “A” to this Charter. At least one member shall satisfy the applicable Nasdaq financial sophistication requirements as in effect from time to time. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Chairman of the Committee shall be designated by the Board.

MEETINGS AND MINUTES

The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting. The Chairman of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

AUTHORITY

The Committee shall have authority to appoint, determine compensation for, and at the expense of the Company, retain and oversee the Auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended, and the rules thereunder and otherwise to fulfill its responsibilities under this Charter. The Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Committee, are necessary or appropriate in carrying out its duties. The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to require that any of the Company’s personnel, counsel, accountants (including the Auditors) or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants. The approval of this Charter by the Board shall be construed as a delegation of authority to the Committee with respect to the responsibilities set forth herein.

RESPONSIBILITIES

The Committee shall oversee the Company’s financial reporting process on behalf of the Board, shall have direct responsibility for the appointment, compensation, retention and oversight of the work of the Auditors and any other registered public accounting firm engaged for the purpose of performing review or attest services for the Company. The Auditors and each such other registered public accounting firm shall report directly and be accountable to the Committee. The Committee’s functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Committee’s purpose and policy, the Committee shall be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:

1. To evaluate the performance of the Auditors, to assess their qualifications and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new Auditors for the ensuing year, which retention shall be subject only to ratification by the Company’s stockholders (if the Committee or the Board elects to submit such retention for ratification by the stockholders).

2. To determine and approve engagements of the Auditors (prior to commencement of such engagements) to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors’ engagement letters, which approval may be pursuant to preapproval policies and procedures, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

3. To determine and approve engagements of the Auditors, prior to commencement of such engagements (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid for such services, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

4. To monitor the rotation of the partners of the Auditors on the Company’s audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

5. At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard No. 1, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

6. To consider and, if deemed appropriate, adopt a policy regarding Committee preapproval of employment by the Company of individuals employed or formerly employed by the Company’s Auditors and engaged on the Company’s account.

7. To review, upon completion of the audit, the financial statements proposed to be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (“SEC”) and to recommend whether or not such financial statements should be so included.

8. To review with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and any adjustments proposed but not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under the standards of the Public Company Accounting Oversight Board (United States).

9. To review with management and the Auditors the results of the Auditors’ review of the Company’s quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the SEC of the Company’s Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Committee by the Auditors under the standards of the Public Company Accounting Oversight Board (United States).

10. To review with management and the Auditors, as appropriate, the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports to be filed with the SEC.

11. To review with management and the Auditors, as appropriate, earnings press releases.

12. To review with management and the Auditors, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under generally accepted accounting principles (“GAAP”) related to material items discussed with management and any other significant reporting issues and judgments.

13. To review with management (or without management present, as the Committee deems appropriate) and the Auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and significant claims made on the Company’s insurance policies, and the steps taken by management to monitor and control these exposures.

14. To review significant actual and potential litigation claims with the Company’s General Counsel, any other officer of the Company responsible for such claims, and/or outside counsel engaged by the Company to represent the Company with respect to such claims, and the steps taken to resolve such claims.

15. To evaluate the cooperation received by the Auditors during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management’s response, if any.

16. To review with the Auditors and, if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

17. To review with the Auditors, as appropriate, communications between the audit team and the firm’s national office with respect to accounting or auditing issues presented by the engagement.

18. To review with management and the Auditors (or any other registered public accounting firm) any conflicts or disagreements between management and the Auditors (or such firm) regarding financial reporting, accounting practices or policies and to resolve any such conflicts or disagreements regarding financial reporting.

19. To confer with management and the Auditors, as appropriate, regarding the scope, adequacy and effectiveness of financial reporting controls in effect including any special audit steps taken in the event of material control deficiencies.

20. Periodically, to meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

21. To consider and review with management, the Auditors, outside counsel, as appropriate, and, in the judgment of the Committee, such special counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

22. To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23. To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

24. To review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements.

25. To determine and approve engagements of any registered public accounting firm (in addition to the Auditors) to perform any review or attest service, including the compensation to be paid to such firm and the negotiation and execution, on behalf of the Company, of such firm’s engagement letter, which approval may be pursuant to preapproval policies and procedures, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

26. To review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and rules, as well as to its Code of Business Conduct and Ethics, including review and approval of related-party transactions as required by Nasdaq rules.

27. To prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

28. To review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

29. To report to the Board with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the performance or independence of the Company’s Auditors, or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

30. To review, discuss and assess the Committee’s own performance at least annually.

31. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

It shall be the responsibility of management to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee’s responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.

EXHIBIT “A”

INDEPENDENCE REQUIREMENTS

To meet the independence standards of this Exhibit A, the Board must determine that a director satisfies all of the following criteria:

1. The director has not been employed by the Company or its subsidiaries as an Executive Officer at any time during the preceding five years. “Executive Officer” means the Chief Executive Officer and the “named executive officers”, as defined in Item 402(a)(3) of Regulation S-K of the SEC;

2. The director or an entity affiliated with the director has not received, during the current fiscal year or any of the three immediately preceding fiscal years, remuneration of more than $50,000 in any such fiscal year for service as an advisor, consultant, or legal counsel to the Company or to an Executive Officer of the Company; provided, however, that compensation for service as a director of the Company shall not be included for purposes of this paragraph (2);

3. The director has no personal services contract(s) with the Company or any Executive Officer of the Company, which result in payments of more than $50,000 in any such fiscal year; provided, however, that service as a director of the Company shall not be deemed to constitute a personal services contract for purposes of this paragraph (3);

4. The director is not an officer, director or trustee of a not-for-profit entity that receives cash contributions from the Company or an Executive Officer of the Company in an amount greater than the greater of $250,000 or 1% of that not-for-profit entity’s total annual receipts;

5. During the current fiscal year or any of the three immediately preceding fiscal years, the director has not had any business relationship with the Company for which the Company has been required to make disclosure under Item 404 of Regulation S-K of the SEC, other than for service as a director or for which relationship no more than de minimis remuneration was received in any one such year;

6. The director is not employed by a public company at which an Executive Officer of the Company serves as a director;

7. The director is not a member of the immediate family of any person described in paragraphs (1), (2), (3) or (4) above;

8. The director does not have beneficial ownership interest greater than 5% of the total equity interest in an entity that has received remuneration, other than de minimis remuneration, from the Company or its subsidiaries. Remuneration is deemed de minimis for this paragraph only if it does not exceed the greater of $2,000,000 or 1% of the entity’s consolidated annual gross revenues and does not directly result in an increase in the compensation received by the director from that entity; and

9. The director is not a current Executive Officer of a significant customer or supplier of AMCC. A customer is significant if, during the fiscal year, it made payments of more than the greater of $1,000,000 or 2% of the consolidated annual gross revenues of the Company and a supplier is significant if, during the fiscal year, it received more than the greater of $1,000,000 or 2% of the consolidated annual gross revenues of the Company.

In accordance with the Instructions to Item 10 of Schedule 14A, the following written plan document is being filed with the Securities and Exchange Commission in electronic format as an appendix to the proxy statement of Applied Micro Circuits Corporation for its 2005 Annual Meeting of Stockholders.

APPLIED MICRO CIRCUITS CORPORATION

1998 EMPLOYEE STOCK PURCHASE PLAN

Amended May 19, 20051

The following constitute the provisions of the 1998 Employee Stock Purchase Plan of Applied Micro Circuits Corporation (the “Plan”).

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Company” shall mean Applied Micro Circuits Corporation, a Delaware corporation.

(e) “Compensation” shall mean all base straight time gross earnings including payments for overtime, shift premium, sales department commissions/bonus plan, but excluding all other bonuses and reimbursements.

(f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(g) “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

(h) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(i) “Employee” shall mean any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

[1]	Subject to stockholder approval.

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(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Purchase Date” shall mean the last day of each Purchase Period of the Plan.

(l) “Offering Date” shall mean the first business day of each Offering Period of the Plan.

(m) “Offering Period” shall mean, for Offering Periods beginning before February 1, 2001, a period of twelve (12) months, and for Offering Periods beginning on or after February 1, 2001, a period of twenty-four (24) months, commencing on February 1 and August 1 of each year, except for the first Offering Period as set forth in Section 4(a) and as otherwise determined by the Board of Directors with respect to any particular Offering Period.

(n) “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(o) “Plan” shall mean this Employee Stock Purchase Plan.

(p) “Purchase Period” shall mean a period of six (6) months within an Offering Period, except for the first Purchase Period as set forth in Section 4(b).

(q) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock as defined in Section 7(b) on the Offering Date or on the Purchase Date, whichever is lower, provided, however, that, in the event (i) the Company’s stockholders approve an increase in the number of shares available for issuance under the Plan, and (ii) all or a portion of such additional shares are to be issued with respect to one or more Offering Periods that are underway at the time of such stockholder approval (“Additional Shares”), and (iii) the Fair Market Value of a share of Common Stock on the date of such approval (the “Approval Date Fair Market Value”) is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a share of Common Stock on the Purchase Date, whichever is lower.

(r) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Eligibility.

(a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or

2.

any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for any calendar year in which such option is outstanding at any time.

4. Offering Periods and Purchase Periods.

(a) Offering Periods. The Plan shall be implemented by a series of Offering Periods with new Offering Periods commencing on or about February 1 and August 1 of each year (or at such other time or times as may be determined by the Board of Directors). Except as otherwise determined by the Board of Directors, Offering Periods beginning before February 1, 2001 shall be of twelve (12) months duration, and Offering Periods beginning on or after February 1, 2001 shall be of twenty-four (24) months duration. The first Offering Period shall commence on the date that the Company’s stockholders first approve the Plan and will continue until July 31, 1999. The Plan shall continue until terminated in accordance with Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. Eligible employees may not participate in more than one Offering Period under the Plan at a time.

(b) Purchase Periods. Except as otherwise determined by the Board of Directors, each Offering Period beginning before February 1, 2001 shall consist of two (2) consecutive purchase periods of six (6) months duration, and each Offering Period beginning on or after February 1, 2001 shall consist of four (4) consecutive purchase periods of six (6) months duration. The last day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. A Purchase Period commencing on February 1 shall end on the next July 31. A Purchase Period commencing on August 1 shall end on the next January 31. The first Purchase Period shall commence on the date that the Plan is first approved by the Company’s stockholders and shall end on January 31, 1999. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Purchase Period to be affected.

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company’s payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant’s Compensation (which shall be not less than 1% and not more than 20%) to be paid as Contributions pursuant to the Plan.

3.

(b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

6. Method of Payment of Contributions.

(a) At the time a participant files his or her subscription agreement, the participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twenty percent (20%) of such participant’s Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, during the Offering Period may increase or decrease the rate of his or her Contributions during such Offering Period by completing and filing with the Company a new subscription agreement; provided, however, that no participant may effect more than one increase or decrease during a Purchase Period. The change in rate shall be effective as of the beginning of the next pay period following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding pay period.

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period as is necessary to comply with the limitations provided in such Sections. Payroll deductions shall re-commence at the rate provided in such participant’s subscription Agreement at such time as will comply with such Sections, unless terminated by the participant as provided in Section 10.

7. Grant of Option.

(a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of shares of the Company’s Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided however, that the maximum number of shares an Employee may purchase during each Purchase Period shall be 4,000 shares, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13. The fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 7(b).

(b) The fair market value of the Company’s Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the

4.

mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal; provided, however, that for Offering Periods beginning on or after April 18, 2001, the fair market value of the Company’s Common Stock on the first day of each such Offering Period shall be determined by the Board in its discretion based on the closing price of the Common Stock on the last market trading day prior to such date, as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the last market trading day prior to such date, as reported in The Wall Street Journal (the “Fair Market Value”).

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. No fractional shares shall be purchased. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10. Any other monies left over in a participant’s account after a Purchase Date, including amounts that would have purchased shares in excess of the maximum allowed under Section 7(a), shall be returned to the Participant. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option or the deposit of such number of shares with the broker selected by the Company for administration of Plan stock purchases, as determined by the Company.

10. Voluntary Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all of the Contributions credited to his or her account under the Plan at any time at least five (5) business days prior to each Purchase Date by giving written notice to the Company in the form provided for by the Company. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

(b) Upon termination of the participant’s Continuous Status as an Employee (as defined in Section 2(f) hereof) prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

5.

(c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d) A participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11. Automatic Withdrawal. If the Fair Market Value of the shares on a Purchase Date during an Offering Period (other than the last Purchase Date of such Offering Period) is less than the Fair Market Value of the shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

12. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

13. Stock.

(a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 19,200,000 shares subject to adjustment upon changes in capitalization of the Company as provided in Section 19. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

(b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

6.

15. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

17. Use of Funds. The Company may use all Contributions received or held by the Company under the Plan for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or

7.

decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the “New Purchase Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

8.

20. Amendment or Termination.

(a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination may affect options previously granted, provided that an Offering Period may be terminated by the Board on a Purchase Date if the Board determines that the termination of the Plan is in the best interests of the Company and the shareholders or if continuation of an Offering Period would cause the Company to incur adverse accounting charges resulting from a change in the generally accepted accounting rules applicable to such plans. Except as provided in Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

9.

23. Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 20.

24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

10.

APPLIED MICRO CIRCUITS CORPORATION

1998 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application
Change in Payroll Deduction Rate
Change in Beneficiary(ies)	Offering Date

1. I,                                         , hereby elect to participate in the APPLIED MICRO CIRCUITS CORPORATION 1998 Employee Stock Purchase Plan (the “Plan”) for the Offering Period beginning on                     , and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.

2. I elect to have Contributions in the amount of             % of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 20% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can increase or decrease the rate of my Contributions to not less than 1% and to not more than 20% of my Compensation on one occasion only for an increase in the rate and on one occasion only for a decrease in the rate during any Purchase Period by completing and filing a new Subscription Agreement. Such increase or decrease will take effect as of the beginning of the calendar month following the date of filing of the new Subscription Agreement, if filed at least five (5) business days prior to the beginning of such month. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

1.

5. I have received a copy of the Company’s most recent description of the Plan and a copy of the complete “APPLIED MICRO CIRCUITS CORPORATION 1998 Employee Stock Purchase Plan.” I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

6. I understand that shares purchased for me under the Plan will be issued and deposited with Salomon Smith Barney, where an account will be automatically established for me as a plan participant.

7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:

NAME: (Please print)
(First) (Middle) (Last)

(Relationship)	(Address)

8. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

9. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

2.

I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE:

SOCIAL SECURITY #:

DATE:

SPOUSE’S SIGNATURE (necessary
if beneficiary is not spouse):

(Signature)

(Print name)

3.

APPLIED MICRO CIRCUITS CORPORATION

1998 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

I,                                     , hereby elect to withdraw my participation in the APPLIED MICRO CIRCUITS CORPORATION 1998 Employee Stock Purchase Plan (the “Plan”) for the Offering Period                 . This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.

Dated:
Signature of Employee

Social Security Number

APPLIED MICRO CIRCUITS CORPORATION

6290 SEQUENCE DRIVE

SAN DIEGO, CA 92121

The Annual Meeting of Stockholders of Applied Micro Circuits Corporation, a Delaware corporation (the “Company”), will be held at the principal offices of the Company, located at 6290 Sequence Drive, San Diego, California, 92121 on Tuesday, August 23, 2005, at 10:00 a.m., local time, for the purposes stated on the reverse side. The undersigned hereby appoints Kambiz Y. Hooshmand and Jeffery A. Blazevich, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Applied Micro Circuits Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3. IF ANY OTHER MATTER IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN THE BEST JUDGMENT OF THE PROXIES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

APPLIED MICRO CIRCUITS CORPORATION LOGO 6290 SEQUENCE DRIVE SAN DIEGO, CA 92121

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Applied Micro Circuits Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Applied Micro Circuits Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AMCCO1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

APPLIED MICRO CIRCUITS CORPORATION

THE GOVERNANCE AND NOMINATING COMMITTEE RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED UNDER ITEM 1

1. To elect as Directors of Applied Micro Circuits Corporation the nominees listed below.		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
01) Cesar Cesaratto	05) Arthur B. Stabenow	☐	☐	☐
02) Murray A. Goldman	06) Julie H. Sullivan
03) Kambiz Y. Hooshmand	07) Harvey P. White
04) Roger A. Smullen, Sr.	08) David B. Wright
					For	Against	Abstain
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 2

2. To amend the 1998 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance under the plan by 8,000,000 shares.					☐	☐	☐

THE AUDIT COMMITTEE RECOMMENDS A VOTE “FOR” ITEM 3

3. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 31, 2005.					☐	☐	☐

4. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this proxy card. The record date for the annual meeting is June 27, 2005. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date